                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
               the Securities Exchange Act of 1934 (Amendment No.)

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            |_|      Soliciting   Material  Pursuant  to   ss.240.14a-11(c)   or
                     ss.240.14a-12

                     LONE STAR STEAKHOUSE & SALOON, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                                      -2-

                     LONE STAR STEAKHOUSE & SALOON, INC.
                                224 EAST DOUGLAS
                                    SUITE 700
                           WICHITA, KANSAS 67202-3414

June 20, 2001

Dear Fellow Stockholder:

According to our latest records your proxy has not yet been received for the
Annual Meeting of Stockholders to be held on July 6, 2001. The time before the meeting is short and your vote is very important, no matter how many or how few shares you may own.

Your Board of Directors recommends a vote FOR Proposals 1 and 2, and AGAINST
Proposal 3.

Please help your company avoid the expense of further solicitation by signing, dating and returning the enclosed proxy card today.

Thank you for your support.

Sincerely,

[signature]

Jamie B. Coulter
Chairman and Chief Executive Officer

             If you have any questions, or need assistance in voting
                  your shares, please call our proxy solicitor,

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